Exhibit 99.1

Allwyn and Cohn Robbins announce decision on proposed business combination

LUCERNE, Switzerland and WILMINGTON, Delaware, United States – September 24, 2022 – Allwyn AG (“Allwyn” or the “Company”), a leading multinational lottery operator, and Cohn Robbins Holdings Corp. (NYSE:CRHC) ("CRHC" or “Cohn Robbins”), a special purpose acquisition company, today announced that they have mutually agreed not to proceed with their previously proposed business combination.

Allwyn, Europe’s largest lottery operator[1], received strong indications of support during recent meetings with investors, but the marketing period coincided with significant market volatility amid a backdrop of concerns about the prospects for inflation, interest rates and recession. Despite this, investors offered commitments of almost $700m to support the combination with Cohn Robbins.

After consideration, Allwyn and Cohn Robbins have jointly decided not to proceed with the transaction. Allwyn remains committed to joining the public markets in due course when conditions are more favorable and to expanding its business into the US.

Robert Chvátal, Allwyn’s group chief executive officer, said: “Allwyn was encouraged by the feedback from many leading investors, demonstrating the attractiveness of our business to the investment community.

“However, due to the prolonged and increasing market volatility, we and Cohn Robbins have decided not to proceed with the proposed business combination. We are grateful to the firm’s founders, Gary Cohn and Cliff Robbins, for their support over the past year and hope to work with them again in the future.

“As demonstrated by our recent results, Allwyn is a highly cash generative business with a strong financial and operational platform to pursue its organic and inorganic growth strategy and to invest in new opportunities. These include the National Lottery in the UK, where we are set to become the operator in 2024. We continue to pursue sustainable and profitable growth and remain excited about the many opportunities we see in the lottery business in Continental Europe, the UK, the United States and elsewhere.”

Source: Cohn Robbins Holdings Corp.

[1] As measured by gross gaming revenue

Gary D. Cohn and Clifton S. Robbins, CRHC’s Co-Founders and Co-Chairmen, said: “Our partnership with Allwyn was announced in January and since then we have witnessed a pronounced negative turn in market psychology, and just last week the market suffered its worst day since June 2020, with the sharply negative trend continuing this week. Karel Komárek and his teams at KKCG and Allwyn have much to be proud of in the lottery-led entertainment company they are building.  Nevertheless, the persistently volatile and negative market conditions have led to our mutual decision with Allwyn not to proceed in completing the transaction. We wish them every success going forward.”

CRHC’s Board of Directors will consider in due course CRHC’s next steps, including whether to seek an alternative business combination. On September 7, 2022, CRHC shareholders approved an initial extension of CRHC’s expiration date to December 11, 2022.

About Allwyn

Allwyn is a leading global lottery operator. Allwyn builds lotteries that return more to good causes by focusing on innovation, technology, efficiency and safety across a growing casual gaming entertainment portfolio. The lottery-first approach of focusing on affordable recreational play has earned Allwyn leading market positions with trusted brands across Europe in Austria, Czech Republic, Greece and Cyprus and Italy. Following a successful tender process earlier this year, Allwyn is set to become the operator of the UK National Lottery from February 2024.

About Cohn Robbins Holdings Corp.

Founded and listed on the NYSE in 2020, Cohn Robbins Holdings Corp. is Co-Chaired by Gary D. Cohn and Clifton S. Robbins. Mr. Cohn is Vice Chairman of IBM and has more than 30 years of financial services experience spanning the private and public sectors, having served as Assistant to the President of the United States for Economic Policy and Director of the National Economic Council from January 2017 until April 2018, and as President, Chief Operating Officer and a director of The Goldman Sachs Group, Inc. from 2006-2016. Mr. Robbins has more than 35 years of investment management experience, including as Founder and Chief Executive Officer of Blue Harbour Group from 2004-2020, a Managing Member of global growth investor General Atlantic Partners from 2000-2004, and as a General Partner of Kohlberg Kravis Roberts & Co., where he worked from 1987-2000.

For further inquiries:

For Allwyn

Media inquiries:

Dana Dvorakova, Allwyn

dana.dvorakova@allwynent.com

Paul Durman, Brunswick

pdurman@brunswickgroup.com or: +44 7973 522824

Nick Cosgrove, Brunswick

ncosgrove@brunswickgroup.com or: +44 7974 982306

For investor inquiries:

allwyn.ir@icrinc.com

IR@allwynent.com

For Cohn Robbins

Adam Weiner, Arrowpath Advisors

CRHCmedia@arrowpath.com

+1 212 596 7700

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Business Combination between, among other parties, CRHC and Allwyn. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Allwyn’s and CRHC’s expectations with respect to anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, and the timing of the completion of the Business Combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of CRHC’s registration statement on Form S-1 (File No. 333-240277), its Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q, and the Registration Statement filed by Allwyn. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Allwyn’s and CRHC’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this document, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against CRHC or Allwyn following the announcement of the Business Combination; (2) the inability to complete the Business Combination, including due to the inability to concurrently close the Business Combination and the private placement of common stock or due to failure to obtain approval of CRHC’s shareholders; (3) the risk that the Business Combination may not be completed by CRHC’s business combination deadline and the potential failure to obtain an extension of such deadline sought by CRHC; (4) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval by CRHC’s shareholders and the satisfaction of the minimum trust account amount following any redemptions by CRHC’s public shareholders; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the consummation of the Business Combination; (7) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (8) costs related to the Business Combination; (9) changes in the applicable laws or regulations; (10) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the risk of downturns and a changing regulatory landscape in the industry in which Allwyn operates; (12) Allwyn’s ability to obtain or maintain rights or licenses to operate in any market in which Allwyn operates or seeks to operate in the future; (13) the potential inability of Allwyn to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (14) the enforceability of Allwyn’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (15) other risks and uncertainties described in CRHC’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2020 and its subsequent Quarterly Reports on Form 10-Q, and the Registration Statement. Allwyn and CRHC caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Allwyn nor CRHC gives any assurance that Allwyn or CRHC will achieve its expectations. Neither Allwyn nor CRHC undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Source: Cohn Robbins Holdings Corp.